[Exhibit 32.1]

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Quarterly Report of BF Acquisition Group V, Inc. (the "Company") on Form 10-QSB for the period ending July 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William R. Colucci, President of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements  of
Section  13(a) or 15(d) of the Securities Exchange Act  of  1934;
and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 18, 2006

                                   /s/ William R. Colucci
                                   -----------------------------
                                   William R. Colucci, President
                                   BF Acquisition Group V, Inc.